JANUS ASPEN SERIES
                              Institutional Shares
                             Money Market Portfolio

                     Supplement Dated September 25, 2000, to
            Statement of Additional Information Dated May 1, 2000, as
                           Supplemented July 28, 2000

     THIS INFORMATION SUPPLEMENTS THE STATEMENT OF ADDITIONAL INFORMATION FOR THE INSTITUTIONAL SHARES OF JANUS ASPEN SERIES MONEY MARKET PORTFOLIO DATED MAY 1, 2000. THIS SUPPLEMENT, ANY PREVIOUS SUPPLEMENT(S) AND THE STATEMENT OF ADDITIONAL INFORMATION TOGETHER CONSTITUTE A CURRENT STATEMENT OF ADDITIONAL INFORMATION. TO REQUEST A CURRENT COPY OF THE STATEMENT OF ADDITIONAL INFORMATION, PLEASE CONTACT YOUR INSURANCE COMPANY OR PLAN SPONSOR.

     I. The following replaces the first and second full paragraphs on page 14 of the Statement of Additional Information:

          Stilwell Financial Inc. ("Stilwell") owns approximately 81.5% of the outstanding voting stock of Janus Capital. Stilwell is a publicly traded holding company with principal operations in financial asset management businesses. Thomas H. Bailey, President, Chief Executive Officer and Chairman of the Board of Janus Capital, owns approximately 12% of Janus Capital's voting stock and, by agreement with Stilwell, selects a majority of Janus Capital's Board, subject to the approval of Stilwell, which Stilwell cannot unreasonably withhold.

     II. With respect to the fourth paragraph on page 15 of the Statement of Additional Information, DST Systems, Inc. is now a subsidiary of Stilwell and not of KCSI.

     III. Effective September 25, 2000, James P. Craig is no longer a Trustee or a Vice President of the Portfolio.

     IV. Effective September 25, 2000, Steven R. Goodbarn is no longer Vice President and Chief Financial Officer of the Portfolio.














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